UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Information
☐	Soliciting Material under §240.14a-2

AMPLITECH GROUP, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy and click "Proxy Voter Login." You must reference your 12-digit control number listed below.

CONTROL #

REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper or electronic copy of the proxy materials:
By telephone please call (toll free) 1-855-987-8625
or by email at: vote@vstocktransfer.com
Please include the company name and your account number in the subject line.

Amplitech Group, Inc.
Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held on December 18, 2024

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet at https://ts.vstocktransfer.com/irhlogin/AMPLITECH. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 4, 2024 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: **https://ts.vstocktransfer.com/irhlogin/AMPLITECH**

- Notice of the Annual Meeting of Stockholders;
- Proxy Statement for the Annual Meeting of Stockholders;
- Annual Report on Form 10-K for the year ending December 31, 2023; and
- The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders.

PROXY STATEMENT OVERVIEW

The Annual Meeting of Amplitech Group, Inc. (the "Company"), will be held at 5:00 p.m. Eastern Time on December 18, 2024 at 155 Plant Avenue, Hauppauge, NY 11788.

Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

1. The election of five directors, each to hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualified; and

2. To ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Note: To transact such any other business as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote your shares FOR each of the director nominees in Proposal 1, and FOR Proposal 2.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE.
To vote your shares, please follow the instructions above.

* SPECIMEN * AC:ACCT9999 90.00